Exhibit 10.13

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

SERVICES AGREEMENT

This Services Agreement (the “Agreement”) dated as of December 13, 2012 (the “Effective Date”) is by and among ADAPTIMMUNE LIMITED (“Adaptimmune”), a limited company registered in England and Wales having its principal office at 57c Milton Park, Abingdon, Oxon OX14 4RX, United Kingdom, ADAPTIMMUNE, LLC (“Adaptimmune LLC”), a Delaware limited liability company having its principal office at University City Science Center, 3711 Market Street, 6th Floor, Philadelphia, PA  19104 (Adaptimmune and Adaptimmune LLC jointly and severally, the “Client”) and PROGENITOR CELL THERAPY, LLC, a Delaware limited liability company having its principal office at 4 Pearl Court, Suite C, Allendale, New Jersey 07401 (“PCT”). Each of Client and PCT are referred to herein a “Party” and are collectively referred to as the “Parties”.  This Agreement incorporates by reference the terms and conditions set forth in Attachment B (“Attachment B”) attached hereto and made a part hereof.  Capitalized terms not otherwise defined herein will have the meaning set forth in Attachment B.

DESCRIPTION AND SCOPE OF WORK

Client is developing products containing engineered T cell receptors (“TCRs”) such that T cells have been transduced with ***

.  While this Agreement currently and specifically pertains to the NY-ESO TCR, it is the intention of the Parties that additional products may be manufactured under either this Agreement pursuant to the execution of a Program Amendment Order or other writing or the Parties agreeing to execute a separate services agreement addressing such additional product(s).

The initial program under this Services Agreement contemplates Adaptimmune’s NYESO-1c259-T cell therapy product (the “Product”) for the trials submitted under Client’s Investigational New Drug application IND 14603 (“IND”) currently on file with FDA.  In connection with Adaptimmune’s U. S. trials under the IND, PCT intends to transfer and qualify Adaptimmune’s GMP manufacturing process (the “Client Manufacturing Process”) to and at one or more of PCT’s Facilities (as defined in Attachment B). Unless the Parties otherwise agree in writing, the below described services (the “Services”) will be performed at PCT’s Facility in Allendale, New Jersey.                                                .

REQUIREMENTS FOR SERVICE

As more particularly described in the below stages, Client requires the following Services:

(A)       ***

.

(B)       ***

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.

(C)       ***

.

(D)       ***                                                                             .

(E)        ***

.

(F)         ***                                                               .

Client acknowledges and agrees that PCT’s performance of the Services set forth in this Agreement and the various Stages (as defined below) is subject to Client fully cooperating with PCT to enable PCT to timely perform the Services described herein which cooperation includes, but is not limited to, Client providing PCT, in a timely manner, the following (the “Client Preconditions”):

(1)         ***                                                                   :

(i)             ***                                                                   ;

(ii)          ***                                                                     ;

(iii)       ***

;

(iv)      ***

;

(v)         ***                                               ;

(vi)      ***                                                  ;

(vii)         ***                                   ;

(viii)            ***.

(2)         ***                                                                                    .

(3)         ***.

SCOPE OF WORK

PCT will provide Services in various stages (each a “Stage”) as set forth below.  ***                                    .

PRE-STAGE SERVICES ***

(A)       ***

.

(B)       ***

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.

(C)       ***

.

(D)       ***

.

(E)        ***

.

(F)         ***

.

STAGE 1 —KICK-OFF AND ***

During Stage 1, ***

. Specifically during Stage 1 PCT will:

(A)       ***

.

(B)       ***

.

(C)       ***

.

(D)       ***

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.

(E)        ***

.

(F)         ***

.

(G)       ***

.

(H)      ***

.

(I)           ***

(i)             ***

.

(ii)          ***

(1)         ***                         ;

(2)         ***                                     ;

(3)         ***                                              ;

(4)         ***

;

(5)         ***                          ;

(6)         ***                              ;

(7)         ***                                  ;

(8)         ***

(9)         ***                                .

(J)           ***

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.

(K)      ***

.

DELIVERABLES FOR STAGE 1:  ***

(collectively, the “Stage 1 Deliverables”).

STAGE 2 —***

During Stage 2, ***

.  The Stage 2 Services include:

(A)       ***

.

(B)       ***

.

(C)       ***

.

(D)       ***

.

(E)        ***

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.

DELIVERABLES FOR STAGE 2: ***

(collectively the “Stage 2 Deliverables”), ***

.

STAGE 3 — ***

During Stage 3, ***

.  The Services provided by PCT in Stage 3 are:

(A)       ***

.

(B)       ***

.

(C)       ***

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.

(D)       ***

:

(i)             ***                                  .

(ii)          ***                                                                 .

(iii)       ***                                                 .

(iv)      ***                                                     .

(v)         ***                                                         .

(vi)      ***                                                                    .

(vii)   ***                                                                     .

(viii)      ***                                                                    .

(ix)            ***                                                              .

(x)               ***                                     .

(xi)            ***                                                          .

(xii)         ***                                    .

(xiii)      ***                                                           .

(xiv)     ***                                                                      .

(E)        ***

.

(F)         ***                                                              .

(G)       ***

.

(H)      ***

.

(I)           ***

.

(J)           ***

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.

(K)      ***

.

(L)        ***

.

(M)          ***

.

(N)       ***

:

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(i)             ***

.

(ii)          ***

.

(iii)       ***

.

(iv)      ***

.

(v)         ***

.

***

DELIVERABLES FOR STAGE 3:  ***

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.

STAGE 4 — ***

(A)       ***

.

(B)       Definitions.

***

.

***

.

“Business Day” means any day at PCT’s Facility other than a Saturday, Sunday, the Friday after Thanksgiving or state and federal holidays.

“Business Hours” are (1) 8:30 a.m. — 5:00 p.m. on any Business Day.

***

***

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***	***	***	***		***		***
***	***	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***

***

***

***

***

***

(C)       Stage 4 Services.

(i)             ***

(ii)          ***

(iii)       ***

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(iv)      ***

(v)         ***

(vi)      ***

(vii)   ***

(viii)            ***

(ix)      ***

(x)         ***

(xi)      ***

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DELIVERABLES FOR STAGE 4.  ***

STAGE 5 —***

***

GENERAL PROVISIONS APPLICABLE TO VARIOUS STAGES

(A)       ***

(B)       Client agrees that it will use commercially reasonable efforts to fully and timely cooperate with PCT in enabling PCT to perform its obligations under the various Stages of this Agreement, including but not limited to using commercially reasonable efforts to, as Client elects, review and approve all DELIVERABLES FOR EACH STAGE.

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(C)       ***

ESTIMATED DURATION OF VARIOUS ABOVE STAGES:  The Parties agree that the timeframes for completion of the various below Stages are estimates based on (a) the assumptions set forth in this Agreement, (b) the Client Preconditions being satisfied, and (c) the Client fully cooperating with PCT in connection with PCT’s performance of the Services set forth in this Agreement, including but not limited to, Client being responsive to PCT and providing responses in an expeditious manner as well as causing appropriate ***  personnel to be available to enable PCT personnel to observe and have explained ***                                                        .  The Parties acknowledge that if such assumptions are not correct, there is a delay in Client satisfying the Client Preconditions or Client is either non-responsive or if responsive is not responsive in an expeditious manner, the timeframes set forth below for PCT’s completion of the various Stages (and the related Services) may be affected and delay bringing the Product into production and, therefore, materially adversely affect the conduct of Client’s trial plans.  PCT will advise Client if it becomes aware that an assumption is not correct and/or that Client Preconditions remain unsatisfied and/or if Client has not been responsive and/or is not responsive in a timely manner to PCT requests and any of the preceding has the potential of affecting the timeframes below.  ***

                                               PCT with the full and timely cooperation of the Client, including the satisfaction of Client Preconditions, will use its commercially reasonable efforts to complete the Stages within the contemplated time periods.  ***

(A)       Pre-Stage Services ***.  ***

(B)       Stage 1 ***

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(C)       Stage 2 ***

(D)       Stage 3 ***

(E)        Stage 4 ***

(F)         Stage 5 ***

FEES FOR VARIOUS STAGES. As consideration for PCT’s performance of the Services set forth in the Stages above and in addition to the reimbursable amounts payable by Client to PCT pursuant to Section 4(b) of Attachment B and subject to the terms of this Agreement (including Attachment B), Client will pay to PCT a fee (the “Fee”) for the performance of each Stage as provided below:

(A)       Pre-Stage Services (Observation of Client Manufacturing Process at Observation Site)                                                                                                .

(i)             Client will pay for the Pre-Stage Services provided by PCT ***

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(ii)          PCT will, ***            provide invoices to Adaptimmune for Expenses ***

(B)       Stage 1 ***                     .  $*** payable by Client ***                                            .

(C)       Stage 2 ***                          .  $***                     payable by Client as follows:

(i)             ***

(ii)          ***

(D)       Stage 3 ***                                               .  $*** payable by Client as follows:

(i)             ***

(ii)          ***

(iii)       ***

(iv)      ***

(E)        Stage 4 ***                      .

(i)             *** :

(1)         As consideration for PCT providing the ***      , ***

                              , Client shall pay PCT a ***

(2)         ***

(3)         ***

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(ii)          ***                        If Client properly requests ***   and/or  ***   and PCT commences such ***             , as applicable, Client will pay PCT a fee for each ***                             .  The ***                               is dependent upon the ***                         then in existence and the dollar amount of the applicable ***                                                         .  PCT will invoice Adaptimmune for each ***                                     which PCT commences.

(iii)       ***

(F)         Stage 5 ***          . $***payable by Client as follows:

(i)             ***

(ii)          ***

***

The various Fees are payable by Client as provided above and the applicable Stage Fee ***

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MISCELLANEOUS:

(1)         The Point of Contact at Client for PCT is ***                               , or any other individual designated in writing from Client to PCT.  Client’s Point of Contact shall have responsibility over all matters relating to the performance of the Services on behalf of both Adaptimmune and Adaptimmune LLC without PCT having any responsibility to communicate with and/or contact any other person at either Client.  PCT may deal with Client’s Point of Contact as to a particular matter or concern relating to either Client, provided that invoicing shall be delivered to Adaptimmune.  The Client Point of Contract has sole responsibility for keeping both Clients informed of all matters which PCT has contacted the Point of Contact.  In the event of PCT’s receipt of conflicting notices/communications from the Client, PCT shall rely on the notice or communication received from Client’s Point of Contact (or if not from the Client’s Point of Contact, then Adaptimmune).

(2)         All communications between PCT and the Clients shall be addressed to or routed through each Party’s Point of Contact (in the case of the Clients, PCT shall endeavor to address any communication to each Client, provided, however, failure to provide notices to both Clients will not affect the validity of PCT’s communication to the Clients if PCT’s communication was addressed to or routed through Client’s Point of Contract).

(3)         The terms and conditions set forth in Attachment B attached hereto are incorporated herein by reference in their entirety, shall be deemed to be a part hereof to the same extent as if such terms and conditions had been set forth in full herein and by executing this Agreement Client acknowledges that it has read Attachment B and that the terms and provisions of Attachment B are an integral part of this Agreement.

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NO FURTHER TEXT ON THIS PAGE — SIGNATURE PAGE FOLLOWS

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This AGREEMENT has been duly executed by the Parties as of the Effective Date.

PROGENITOR CELL THERAPY, LLC		ADAPTIMMUNE LIMITED

By:	/s/ illegible	By:	/s/ Helen K. Taytan-Martin
Name:		Name: Helen K. Taytan-Martin
Title:		Title: Chief Operating Officer

ADAPTIMMUNE, LLC

		By:	/s/ Gwendolyn Binder
Name: /s Gwendolyn Binder
Title: Executive VP

ATTACHMENT A

LIST OF ***

***	Available ***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

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ATTACHMENT B

TERMS AND CONDITIONS

Terms not defined herein have the meaning in the Agreement.

1.              Services. Client has approved the services set forth in the Agreement. PCT’s performance of Services is based on information provided to PCT. Timelines and cost figures are estimates made by PCT based upon such information and are not guarantees that the services can be performed within such estimates. Services, time durations and fees may need to be adjusted pursuant to a document (a “Program Amendment Order”) ***                                     . No Program Amendment Order shall be effective unless executed by both Parties. ****             .  Nothing in this Agreement shall be interpreted as a requirements contract; Client shall have the right to manufacture Product itself or utilizing one or more third parties.

2.              Conduct of Services to be Performed.

a.  Subject to Section 11(a)(ii) and 11(b) below, PCT will comply, in all material respects, with all United States laws and regulations of any state, federal or local governmental or regulatory agency (“Regulatory Agency”) that governs the Services (the “Applicable Laws”) including without limitation those concerning current Good Manufacturing Practice (“GMP”) regulations, as set forth in the U.S. Code of Federal Regulations Title 21 (21 C.F.R. §§ 210 and 211) and state and federal laws and regulations ***

.

b.  PCT shall perform the services at one or more of PCT’s facilities located in the United States, as determined by PCT and Client (the “Facilities”).

c.   ***                                         , the Parties will negotiate in good faith to execute a document (a “Quality Agreement”) setting forth the (i) responsibilities of each Party’s personnel in relation to quality assurance matters and (ii) responsibilities for material compliance with Applicable Laws, including GMP as appropriate. Failure to execute a Quality Agreement will not be a default nor be the basis of a termination of the Agreement. If there is a discrepancy between the Quality Agreement and Agreement, the Agreement shall control.

d.  Unless otherwise provided in the Agreement, PCT’s designated point of contact (the “Point of Contact”) at PCT for Client is ***                                              or any other individual designated in writing from PCT to Client.

e.   The Points of Contact will coordinate performance of Services with one another. Communications regarding the conduct of Services shall be addressed to or routed through each Party’s Point of Contact.

f.    Client will provide PCT with sufficient amounts of product and materials with which to perform Services to the extent specifically identified in the Agreement and/or applicable SOPs as being provided by Client, as well as all documentation and other data as may be available to apprise PCT of the stability of such product and materials, describe process characteristics, processing, and proper storage and safety requirements.

g.   No breach of the Agreement exists if a Party fails to fulfill its obligation due to the action or inaction by (i) the other Party or (ii) any person or entity, ***

h.  ***                                    PCT may subcontract the performance of certain Services related obligations of PCT pursuant to the Agreement to a third party including an Affiliate of PCT or a qualified non-Affiliate third party; provided that such third party performs those Services in a manner consistent with the terms and conditions of the Agreement.  ***

.  Notwithstanding anything to the contrary in this paragraph, PCT is not required to obtain prior written consent for use of subcontractors who are generally used by PCT to maintain and operate PCT’s Facility or provide services, ***              that are generally applicable to services provided to other clients of PCT.

i.      PCT will keep complete and accurate Records (as defined below).  Records will be available for inspection, examination and copying by or on behalf of Client during Business Hours upon reasonable notice provided by Client to PCT.  Records will be retained by PCT as required by Applicable Laws and the Quality Agreement.  ***

Subject to the need to retain Records pursuant to Applicable Laws or for insurance purposes PCT, at Client’s direction and written instruction and at Client’s cost and expense, will dispose of the Records, provided, further that PCT may retain one (1) copy of such Records as evidence of PCT’s obligations under the Agreement ***

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j.     All materials provided by or on behalf of Client to PCT or generated by PCT in connection with the Agreement, including without limitation all apheresis and Product (collectively “Materials”), shall be used by PCT only as necessary to perform the Services in accordance with the Agreement.  ***

Upon completion or termination of the Services, PCT shall, at Client’s cost and expense, return any unused Materials to Client or its designee or destroy such Materials, as directed by Client. ***

3.              Defective Product. ***

Client shall notify PCT in writing of any Product which has not been manufactured, tested, packaged, labeled, quality control tested, released, stored or shipped in compliance with GMP and/or in accordance with the Manufacturing Process for such Product or failed to satisfy Product release criteria (“Defective Product”) within ***

If a dispute as to whether product is a Defective Product exists, either Party may request an investigation to determine whether a product is a Defective Product. ***

If a Defective Product ***

4.              Payment for Services, Other Costs.

a.  The amount and timing of payments are set forth in the Agreement and all amounts are payable in United States Dollars.

b.  Client shall pay and PCT will separately invoice Adaptimmune for all ***        costs and expenses incurred by PCT in performing the Services, including, but not limited to:

(i)                                     ***

(ii)                                  ***

(iii)                               ***

(iv)                              ***

(v)                                 ***

(vi)                              ***

(vii)                           ***

(viii)                        ***

(ix)                              ***

(x)                                 ***

(xi)                              ***

(xii)                           ***

(xiii)                        ***

(xiv)                       ***

(xv)                          ***

(xvi)                       ***

The costs associated for clauses (vii) and (ix) through (xvi) immediately above, if not separately provided in a Program Amendment Order or writing will be invoiced as an Additional Service as defined below.

c.   In connection with the above ***

.

d.  Except for any payments due on the Effective Date or payments that are due on the commencement of a particular Stage or prior to the commencement of a particular Stage milestone which are payable as provided in the Agreement, payments are due no later ***

. Payments which remain unpaid after the due date accrue interest at the rate of ***

e.   If a Quality Agreement does not exist or does not address the disposal of product, Client is responsible for such reasonable costs.

f.    Payments and Fees ***

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5.              Confidential Information.

a.  “Confidential Information” is information received by one Party (the “Receiving Party”) from or on behalf of the other Party (the “Disclosing Party”) ***

Confidential Information includes any and all non-public scientific, technical, financial, regulatory or business information, or data or trade secrets in whatever form (written, oral or visual) that is furnished or made available by or on behalf of the Disclosing Party to the Receiving Party or developed by either Party under the Agreement.  ***

Confidential Information does not include information which (i) is or becomes a part of the public domain through no act or omission of the Receiving Party, (ii) is or was in the Receiving Party’s lawful possession prior to the disclosure by or on behalf of the Disclosing Party, (iii) is disclosed to the Receiving Party by a third party entitled to disclose such Confidential Information other than disclosure on behalf of the Disclosing Party, or (iv) was independently developed by the Receiving Party without use of or access or reference to the Confidential Information of the Disclosing Party.

b.  Receiving Party may disclose Confidential Information to (i) ***

If disclosure is requested by legal process, the Receiving Party will make reasonable efforts to notify the Disclosing Party prior to disclosure to permit Disclosing Party to oppose such disclosure or seek confidential treatment, at Disclosing Party’s cost by appropriate legal action, ***

.  If Receiving Party becomes obligated to disclose such Confidential Information in any legal or administrative proceeding ***

then Disclosing Party shall reimburse Receiving Party all of Receiving Party’s reasonable out of pocket or other costs and expenses related thereto.

c.   Receiving Party shall not use or disclose Disclosing Party’s Confidential Information except to perform obligations or as otherwise expressly permitted under the Agreement.  ***

d.  Upon termination of the Agreement, Receiving Party shall, except to the extent otherwise expressly permitted under the Agreement (i) immediately cease using the Confidential Information and (ii) at the written request of Disclosing Party, promptly, at the Disclosing Party’s cost, destroy or return the tangible embodiments of such Confidential Information. Receiving Party may retain one (1) copy of Confidential Information for the purpose of determining its obligations under the Agreement. The confidentiality and non-use obligations shall continue for a period of ***  after the termination of the Agreement.

e.   ***

f.    ***

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6.              Disclosure; Intellectual Property.

a.  ***

All such documentation and disclosure will constitute Confidential Information within the meaning of section 5(a) of these Terms and Conditions.

b.  PCT shall retain ownership of all of PCT know-how, processes and procedures ***

c.  ***

d.  ***

e.   ***

f.    ***

g.   ***

h.  ***

7.              Relationship of Parties. The Agreement does not create an employer-employee relationship between Client and PCT. Neither Party shall hold itself out as an agent or representative of the other. PCT shall perform the Services as an independent contractor of Client and has complete and exclusive control over its Facilities, equipment, employees and agents. Nothing in the Agreement shall constitute PCT, or anyone furnished or used by PCT in the performance of the Services, as an employee, joint venturer, partner, or servant of Client.

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8.              Representations, Warranties and Covenants.

a.  General Representations, Warranties and Covenants. Each Party has the necessary right and authority to enter into the Agreement. Neither Party makes any representation, warranty or covenant except as specified in the Agreement or Quality Agreement.

b.  Representations, Warranties and Covenants of PCT.

(i)                       ***

(ii)                    ***

(iii)                 ***

(iv)                ***

(v)                   ***

c.                         Representations, Warranties and Covenants of Client.

(i)                       Except for those permits, licenses and authorization possessed by PCT, or would ordinarily be expected to be possessed by PCT, and necessary for PCT to perform the Services, Client has all necessary permits, licenses and authorizations with respect to the use, distribution and/or transfer of product which is the subject of the Agreement and to permit PCT to provide Services pursuant to the Agreement, to the extent such permits, licenses and authorizations are necessary with respect to the above.

(ii)                    Client is not party to any agreement, instrument or understanding, oral or written, that would conflict with or interfere with PCT’s rendering of Services.

(iii)                 Client (a) shall not knowingly infringe upon any U.S. or foreign copyright, patent, trademark, trade secret or other proprietary right, or misappropriate any trade secret of any third party in any manner that would cause any liability, loss or damage to PCT; and (b) has neither assigned nor entered into any agreement assigning or transferring any right, title or interest to any technology or Intellectual Property that would conflict with its obligations under the Agreement.

(iv)                Client has the unlimited and unrestricted right to deliver to PCT all documentation, including SOPs, development/qualification/audit reports, Master Production Records and PNSs or has obtained the necessary permission to make such transfer and/or delivery to PCT.

(v)                   All products, materials and reagents required for the Services can be sourced and are of a grade/nature/origin acceptable for their intended use in accordance with the Agreement and, as applicable, for human administration according to all Applicable Laws.

d.                        ***

e.                         ***

9.              Duration, Default and Termination.

a.                        The Agreement expires as provided in the Agreement or, if silent, on completion of the Services as provided therein. The obligations in Sections ***                          hereof shall survive expiration or termination of the Agreement.

b.                        PCT’s default. If PCT defaults with respect to material obligations under the Agreement, Client may notify PCT’s Point of Contact by certified mail, return receipt requested or by internationally recognized express courier (“Written Notice”) of such material default. PCT has ***   from receipt of such Written Notice within which to cure such default. If PCT fails to cure such default as identified in the Written Notice, then the Agreement and Quality Agreement may, at Client’s option, terminate upon delivery to PCT of a Written Notice terminating the Agreement and applicable Quality Agreement. Upon receipt of such Written Notice of termination, PCT shall terminate the Services, ***

.

c.                         Client’s default. If Client defaults with respect to material obligations under the Agreement, PCT may provide Client’s Point of Contact with Written Notice of such material default. Client has ***  from receipt of such Written Notice by Client’s Point of Contact within

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which to cure such default. If Client fails to cure such default as identified in the Written Notice, then, at PCT’s option, the Agreement, Quality Agreement and all other agreement(s) then in existence between the parties may be terminated upon delivery to Client of a Written Notice terminating the same and/or PCT may immediately cease performing Services under the Agreement.

d.                        Other Termination Rights. ***

e.                         Payments Upon Termination. No later than the date of termination of the Agreement, Client will pay PCT (i) all amounts to be paid through the date of termination plus ***      costs and expenses incurred by PCT ***                 for which Client is liable to reimburse PCT, (ii) ***        , if any, set forth in the Agreement and (iii) ***         costs and expenses for Services which PCT is irrevocably obligated to pay ***

.

f.                          No default caused by Force Majeure (as defined in Section 15 below) shall constitute a default under the Agreement.

g.                         The Agreement may be automatically and immediately terminated by either Party, upon providing Written Notice to the other Party that such termination is the result of the other Party having a liquidator, receiver, manager, or administrator appointed in bankruptcy.

h.                        ***

10.       Indemnification and Limitation of Liability.

a.                        ***

b.                        ***

c.                         ***

d.                        ***

e.                         ***

f.                          ***

g.                         ***

11.       Prospective Events.

a.                        ***

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b.                        ***

12.       Regulatory Assistance.

a.                        PCT and Client shall permit Regulatory Agencies to conduct inspections of the Facility(ies) where Services are performed and PCT shall cooperate, at Client’s cost ***

, with such Regulatory Agencies. Each Party shall give the other prior written notice, to the extent practicable, of such inspections and keep the other Party informed about the progress, results and conclusions of each regulatory inspection. If prior notice is not possible, PCT shall, ***                   inform Client of a regulatory inspection relating to or that may reasonably affect Services under the Agreement.

b.                        PCT shall, ***                      , promptly provide to Client copies of correspondence received from any Regulatory Agencies in connection with such inspections or relating to any Product, the Facility (if it relates to or affects the Services and/or Product) or the Manufacturing Process, ***

13.       Facility Obligations.

a.                        ***                         once during each ***                period, Client may conduct a compliance audit (an “Audit”) at any Facility where Services are performed at a time agreed to by the Parties.

b.                        Each Audit shall be at Client’s cost ***                                   .

c.                         Additional Audits (an “Additional Audit”) may be requested at the Facility where Services are provided, ***                               and Client pays PCT a ***      Dollar ($***      ) fee prior to such Additional Audit.  ***

d.                        ***

e.                         ***

f.                          ***

14.       Insurance.

a.                        During the Agreement and ***                   after the termination of the Agreement, each Party shall maintain, at its own expense fully paid insurance coverage for:

(i)                       Comprehensive General Liability (including coverage for bodily injury and property damage) ***

and

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(ii)                    Workers Compensation with limits no less than the minimum statutory amounts under Applicable Laws.

b.                        ***

c.                         ***

d.                        As requested, each Party shall furnish the other a certificate of insurance evidencing the required insurance set forth above, which certificate shall provide that should the policies be cancelled before the expiration date thereof, notice of such cancellation will be delivered to each Party.

15.       Force Majeure. Either Party shall be excused from performing its obligations under the Agreement if performance or performance by a person or entity under the control of such Party is delayed or prevented by Force Majeure, provided that such performance shall be excused only to the extent of and during such disability. “Force Majeure” means any cause beyond the reasonable control of the Party ***

in question, including, without limitation, governmental actions, wars, riots, terrorism, criminal acts of third parties, civil commotions, fires, floods, earthquakes, epidemics, pandemics, labor disputes (excluding labor disputes involving the work force or any part thereof of the Party in question), embargoes, trade restrictions, acts of God or nature, shortages in supplies as a result of vendor/supplier delays in shipping supplies (provided such shortages are not the result of such Party’s non-payment for such supplies and is otherwise beyond the reasonable control of such Party) and prolonged losses of one or more utilities to the applicable Facility(ies). ***

If the Party suffering a Force Majeure is unable to perform for a period in excess of ***                           , then the Parties agree to negotiate in good faith a mutually satisfactory approach to resolve the delay resulting from the Force Majeure. If no agreement is reached, then either Party may terminate the Agreement upon providing the other Party with no less than ***                      written notice of termination of the Agreement as a result of the continuing Force Majeure event.

16.       Governing Law: Jurisdiction; Service of Process. The Agreement and the Quality Agreement are each governed by the laws of New York without reference to choice of law principles. Any legal action may be brought in any State or Federal court located in the County and State of New York. Each Party submits to the jurisdiction of the aforesaid courts. Each Party irrevocably consents to service of process in any such action by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Party at its address set forth in the Agreement (and in the case of Adaptimmune by internationally recognized courier). Adaptimmune further hereby irrevocably appoints and designates Adaptimmune LLC as its duly authorized agent for service of legal process and Adaptimmune agrees that service of such process upon Adaptimmune LLC shall constitute personal service of such process upon Adaptimmune (regardless of whether Adaptimmune LLC provides notice of such service of process to Adaptimmune) and that service of any summons and complaint and/or other process in any action may be made by registered or certified mail directed to Adaptimmune LLC on both Clients. Each Party further hereby irrevocably appoints and designates the Secretary of State of the State of New York as such Party’s duly authorized agent for service of legal process and each Party agrees that service of such process upon the New York Secretary of State shall constitute personal service of such process upon such Party (regardless of whether the Secretary of State provides notice of such service of process to such Party) and that service of any summons and complaint and/or other process in any action may be made by registered or certified mail directed to the New York Secretary of State, each Party hereby waiving personal service thereof.  ***

Service of legal process will be complete on the date such process is delivered to the Client (and in the case of Adaptimmune, upon Adaptimmune LLC as Adaptimmune’s agent authorized to receive such legal process) or New York Secretary of State, as applicable.  The foregoing, however, shall not limit PCT’s rights to serve process in any other manner permitted by law.  Each Party irrevocably waives (i) any objection it may now or hereafter have to the laying of venue of any action and (ii) any claim that New York is not a convenient forum for such action.

17.       Miscellaneous.

a.  Conflicting Terms. To the extent the terms or provisions of the Agreement conflict with the terms and provisions of Attachment B, the terms and provisions of the Agreement control.

b.  Return of Materials. All supplies, reagents, materials and equipment for which Client has reimbursed PCT, data, reports, Records and documents and related to Products or the Manufacturing Process associated with such Product will be promptly delivered to Client upon expiration or termination of the Agreement if requested by Client as provided in the Agreement.

c.   Notices. Except for Written Notices, notices shall be in writing and be sent (i) by registered or certified mail, postage prepaid with a return receipt requested, or (ii) by a overnight express delivery service, addressed to the other Party at the address provided in the Agreement or at such other address for which such Party gives notice herein. Notice shall be effective upon the date received.  PCT shall endeavor to address all notices, including Written Notice to both Clients, provided, however, failure to provide notices to both Clients will not affect the validity of the notice provided such notice has been sent to the Client Point of Contact.  ***

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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Clients agree that any notices provided by PCT to the Client Point of Contact or to any one Client is deemed notice provided to both Clients

d.                        Assignment.

1.  The Agreement may not be assigned in whole or in part by either Party without the prior written consent of the other Party which consent will not be unreasonably withheld, delayed or conditioned, provided however, that no such consent shall be required in the case of an assignment to (A) an Affiliate or (B) a third party with which either Party merges or that purchases substantially all of the assets of such Party. “Affiliate” shall mean a present or future entity that controls, is controlled by or under common control of such Party, where “control” means (i) the legal or beneficial ownership of (i) more than fifty percent (50%) of the outstanding voting stock of a corporation, (ii) more than fifty percent (50%) of the voting equity of a limited liability company, partnership, or joint venture or (iii) more than a fifty percent (50%) voting general partnership interest in a partnership or joint venture; or (iv) the power to exercise a controlling influence over the management or policies of a legal entity.  Any purported transfer, assignment or delegation in violation of the foregoing will be null and void and of no force or effect. Client shall give PCT notice of any proposed permitted assignment within a reasonable time thereafter.

2.  Any permitted assignee will assume the rights and obligations of its assignor under this Agreement without releasing the assignor therefrom.

3.  The Agreement shall be binding upon the successors and permitted assigns of the Parties.

e.   Publicity. The Parties shall treat the existence and material terms of this Agreement as confidential and shall not disclose such information to third parties without the prior written consent of the other Party or except as provided in Section 5 of the Terms and Conditions or this Section.  Except as permitted in the preceding sentences or otherwise required by applicable law or applicable stock exchange requirements, neither Party shall issue or cause the publication of any other press release or public announcement with respect to the subject matter of this Agreement without the express prior approval of the other Party.

f.    Non-Solicitation. As long as the Agreement remains in effect and for a period of ***            after the expiration or termination of this Agreement, neither Party will , directly or indirectly, alone (including through any affiliate, officer, employee, director or agent) or in concert with others, solicit or encourage any employee or consultant of the other Party or the other Party’s affiliates to leave his or her employment or terminate his or her consultancy. ***

g.   Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter thereof and supersedes all prior or contemporaneous negotiations, promises or agreements ***

of every nature with respect thereto. No modification to the Agreement shall be effective unless it is in writing signed by each Party.

h.  Waiver and Construction. No waiver of any provision of the Agreement in any one or more instances, shall be deemed to be or be construed as a further or continuing waiver of any such provision. No waiver shall be effective unless made in writing and signed by the waiving Party. If any provision of the Agreement is declared void or unenforceable, such provision will be severed and the balance of the Agreement will remain in full force and effect.

i.      Signatures and Counterparts. The Agreement may be executed by an original, facsimile or electronic signature from a duly authorized person of the respective Parties, and be in two or more counterparts, with such counterparts constituting one instrument.

j.                Additional Fees:

(i)                         Client will pay PCT ***        Dollars ($***  ) for each Additional Audit subject to the terms of Section 13 above.

(ii)    If Client requests PCT to perform Services of any kind which are not expressly covered by the Agreement or which PCT reasonably determines are beyond the scope of the Services of the Agreement (collectively, “Additional Services”), such Additional Services will be provided pursuant to a Program Amendment Order to the Agreement executed by the Parties or other writing executed by the Parties. If Additional Services are requested and the Parties either elect not to execute or fail to execute a Program Amendment Order or other writing reflecting the Additional Services and payment thereof (including any Asset Use (as defined below)), ***

Client agrees that, in addition to reimbursing PCT for amounts provided in Section 4 of Attachment B, Client will pay the actual time incurred by PCT in providing such Additional Services which will be based upon PCT’s hourly rates set forth in the table below which hourly rates will be dependent on the PCT staff providing the applicable Additional Services as well as the cost of any Asset Use as discussed by the Parties. PCT will reasonably determine the appropriate PCT staff to provide such Additional Services and whether Asset Use is necessary. Upon written notice to Client, PCT may notify Client of changes in the below hourly rates, which revisions to the hourly rates will be effective immediately upon Client’s receipt of such written notification and will apply to requested Additional Services rendered after the effective date thereof, ***

. Hourly charges are applied to the total time devoted to the performance of such Additional Services, including any related travel.

PCT Staff	Rates
***	$	***
***	$	***
***	$	***

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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In addition, if in connection with the performance of Additional Services, PCT requires the use (“Asset Use”) of a Facility, equipment or other tangible PCT assets in order to perform such Additional Services. PCT will advise Client of the need for such Asset Use and an estimate of costs associated with such Asset Use.  Client will pay PCT, on an invoice basis, such Asset Use on an as used basis, at PCT’s then current rates offered by PCT to other clients when services to them requires an Asset Use. PCT will invoice Adaptimmune for Additional Services and Asset Use (plus all reasonable out of pocket and pass through costs and expenses) incurred by PCT.

k.  WAIVER OF JURY TRIAL. PCT AND CLIENT WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THE AGREEMENT. PCT AND CLIENT AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

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